Convertible Loans	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Notes to Financial Statements
Convertible Loans

NOTE 6 - CONVERTIBLE LOANS

a.
In July 2010, InspireMD Ltd. entered into a Securities Purchase Agreement, pursuant to which InspireMD Ltd. issued (i) 8% Senior Convertible Debentures in the principal amount of $1.58 million (hereafter - the "Debentures") and (ii) three year warrants to purchase up to 1,014,513 shares of common stock  at an exercise price of $1.23 per share (as adjusted for the Share Exchange) (hereafter - "the Warrants") in exchange for aggregate gross proceeds of $1.58 million (hereafter, the “Convertible Debenture Transaction”). The Debentures accrued interest at the annual rate of 8% and were payable on the later of (i) two months following receipt by InspireMD Ltd. of a tax ruling from the Israeli Tax Authority that the issuance of shares of a US “shell company” in exchange for securities held by shareholders and option holders of InspireMD Ltd. would constitute a deferred tax event for InspireMD Ltd and/or its security holders or (ii) the six month anniversary of the issuance of the Debentures (the “Original Maturity Date”); provided however, that so long as the Company was not in default under the Debentures, InspireMD Ltd. had the right to extend the maturity date of the Debentures to nine months following the Original Maturity Date (the “Second Maturity Date”).

If InspireMD Ltd. completed a qualified financing in connection with a reverse merger prior to the Original Maturity Date, or the Second Maturity Date, if applicable, the holders of the Debentures had the option to convert the Debentures into shares of common stock of the surviving corporation at $1.50 per share or be repaid in cash.

In addition, provided that there was not an event of default, if InspireMD Ltd. completed a financing for at least $3 million prior to the Second Maturity Date, the Debentures would automatically convert into ordinary shares of InspireMD Ltd. at a 15% discount to the pricing of the new financing.

Finally, if an event of default had not occurred, and any Debenture was not previously converted, following the Second Maturity Date, such Debenture would automatically convert into ordinary shares of InspireMD Ltd. (i) if InspireMD Ltd. completed a financing for at least $3 million prior to the one year anniversary of the Second Maturity Date at a 15% discount to the pricing of the new financing or (ii) or if InspireMD Ltd. did not complete a financing for at least $3 million prior to the one year anniversary of the Second Maturity Date, at $10 per ordinary share.

Upon an event of default under the Debentures, the holders had the right to demand payment of all then unpaid principal and accrued but unpaid interest under the Debentures.

The Company elected to apply the fair value option  regarding the debentures  in accordance with Topic 825 (i.e. the Debenture will be measured at each balance sheet date at fair value and the changes in its fair value will be recorded in profit and loss). See Note 3.

The proceeds from the Convertible Debenture Transaction were allocated to the Debentures at their fair value with the residual proceeds ascribed to the Warrants as follows:

Debenture at fair value - $1,133 thousand.

Warrants - $447 thousand, net of $23 thousand direct transaction costs.

The issuance of the Warrants was recorded in the “Additional paid-in capital,” net of $23 thousand direct transaction costs allocated to the Warrants.

On March 31, 2011, holders of the Debentures surrendered $667,596 of outstanding principal and interest due under such Debentures in exchange for shares of common stock and warrants as part of the Company’s private placement on such date (hereafter - the “Debt Conversions”) as described in Note 10.

As a result of the Debt Conversions, there was $1 million of unpaid principal outstanding under the Debentures on March 31, 2011, which was repaid by the Company in May 2011, plus all accrued interest thereon.

b.
On January 4, 2011, InspireMD Ltd. entered into a convertible loan agreement with its distributor in Israel (hereafter - the “Lender”), in the amount of $100 thousand subject to the following conditions:

•	the convertible loan did not bear annual interest;

•
in the event of a share exchange or similar transaction, the Lender would have, at its sole discretion, the option to convert the loan into either (i) shares of the Company’s common stock at a price of $1.23 per share ($10 as relates to InspireMD Ltd.), or (ii) the Company’s product at a price of 400 euro per unit (which represents the market price for the Lender);

•
in the event that the Company did not close a share exchange or similar transaction by June 1, 2011, the Lender had the right to extend the loan and its terms for up to an additional 6 months (as noted in Note 1, the Exchange Agreement was closed on March 31, 2011); and

•	in no event was cash required to be repaid by the Company.

On June 1, 2011, the Lender surrendered $100 thousand of the convertible loan in exchange for 81,161 shares of common stock of the Company.

c.
In April 2008, InspireMD Ltd. entered into a convertible loan agreement with certain lenders. Under this agreement the lenders were issued convertible notes in the aggregate principal amount of $720 thousand, bearing annual interest of 10%, in exchange for $720 thousand. While the notes did not bear a maturity date, they were repayable on demand upon an event of default.The notes were convertible, at any time, into ordinary shares of InspireMD Ltd. at the option of the holders.

The notes were automatically convertible into ordinary shares of InspireMD Ltd. if InspireMD Ltd. completed a financing that resulted in at least $1 million (hereafter - “qualified financing”), at the lower conversion price of: (i) $1.48; or (ii) a discount of 30% on the price per share in such Qualified Financing.

The notes were also automatically convertible into ordinary shares of InspireMD Ltd. upon an initial public offering (hereafter – “IPO”) or upon a consolidation, merger or sale of all assets or shares of InspireMD Ltd. (hereafter - “exit transaction”), at the lower conversion price of: (i) $1.48; or (ii) a discount of 20% on the price per share in such exit transaction.

In accordance with ASC 470-20, “Debt with Conversion and Other Options”, the Company determined that a beneficial conversion feature existed at the issuance date of these notes, totaling $308 thousand. Because these notes do not have a stated redemption date (except on an event of default), and may be converted by the holder at any time, the beneficial conversion feature was recognized immediately on the issuance date as a financial expense, in the consolidated statements of operations.

In March 2009 (hereafter - “the Redemption Date”), these convertible notes were fully repaid (principal and accrued interest) due to a breach of the covenants by InspireMD Ltd. InspireMD Ltd. allocated the proceeds paid between the portion related to the redemption of the beneficial conversion feature and that related to the convertible loan, based on the guidance stipulated in ASC 470-20. The Company measured the portion allocated to the beneficial conversion feature based on the intrinsic value of the conversion feature at the extinguishment date, which amounted to $308 thousand (which equals the original beneficial conversion feature since the price of InspireMD Ltd.’s shares on the issuance date and the Redemption Date was the same). Accordingly, the difference between the amount allocated to the beneficial conversion feature plus the loan's carrying amount, and the cash paid, was recognized as financial income in the consolidated statements of operations.